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                                                                    EXHIBIT 99.1

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "AGREEMENT") is dated as of May [ ], 2004, among The Ultimate Software Group, Inc., a Delaware corporation (the "COMPANY"), and the purchasers identified on the signature pages hereto (each a "PURCHASER" and collectively the "PURCHASERS"); and

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and each Purchaser, severally and not jointly, desires to purchase from the Company in the aggregate, up to 1,500,000 shares of Common Stock on the Closing Date.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         1.1 DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

                  "ACTION" shall have the meaning ascribed to such term in
Section 3.1(j).

                  "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule
144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

                  "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

                  "CLOSING" means the closing of the purchase and sale of the Common Stock pursuant to Section 2.1.

                  "CLOSING DATE" means the Business Day on which all of the conditions set forth in Sections 5.1 and 5.2 hereof are satisfied, or such other date as the parties may agree.

                  "CLOSING PRICE" means on any particular date (a) the last reported closing bid price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 PM (New York time), or (b) if there is no such price on such date, then the closing bid price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 PM (New York time) for the closing bid price for regular session trading on such day), or (c) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "pink sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the


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most recent bid price per share of the Common Stock so reported, or (d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser mutually agreeable to the Purchasers of a majority in interest of the Shares then outstanding and the Company.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means the common stock of the Company, $0.01 par value per share, and any securities into which such common stock may hereafter be reclassified.

                  "COMMON STOCK EQUIVALENTS" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

                  "COMPANY COUNSEL" means Dewey Ballantine LLP.

                  "DISCLOSURE SCHEDULES" means the Disclosure Schedules attached as ANNEX I hereto.

                  "EFFECTIVE DATE" means the date that the Registration Statement is first declared effective by the Commission.

                  "EVALUATION DATE" shall have the meaning ascribed to such term in Section 3.1(r)

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "GAAP" shall have the meaning ascribed to such term in Section 3.1(h).

                  "INTELLECTUAL PROPERTY RIGHTS" shall have the meaning ascribed to such term in Section 3.1(o).

                  "KNOWLEDGE" means the actual knowledge of the Chairman, Vice Chairman, Chief Operating Officer or Chief Financial Officer of the Company.

                  "LEGEND REMOVAL DATE" shall have the meaning set forth in
Section 4.1(c).

                  "LIENS" means a lien, charge, security interest, encumbrance, right of first refusal or other similar restriction.

                  "LOSSES" shall have the meaning set forth in Section 4.8.

                  "MATERIAL ADVERSE EFFECT" shall have the meaning ascribed to such term in Section 3.1(b).

                  "MATERIAL PERMITS" shall have the meaning ascribed to such term in Section 3.1(m).

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                  "MEMORANDUM" shall have the meaning provided in Section 3.1.

                  "NON-DISCLOSURE AGREEMENT" means, as to each Purchaser, that certain Confidentiality Agreement entered into between the Company and such Purchaser dated May 7, 2004.

                  "PER SHARE PURCHASE PRICE" equals $11.00, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement and prior to the Closing Date.

                  "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "PURCHASER PARTY" shall have the meaning ascribed to such term in Section 4.8.

                  "REGISTRATION STATEMENT" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and each Purchaser, in the form of EXHIBIT A hereto.

                  "RULE 144," means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SEC REPORTS" shall have the meaning ascribed to such term in
Section 3.1(h).

                  "SECURITIES" means the Shares.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SHARES" means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

                  "SUBSCRIPTION AMOUNT" means, as to each Purchaser and the Closing, the amounts set forth below such Purchaser's signature block on the signature page hereto, in United States dollars and in immediately available funds.

                  "TRADING DAY" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded on the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.



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                  "TRADING MARKET" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

                  "TRANSACTION DOCUMENTS" means this Agreement, the Non-Disclosure Agreements and the Registration Rights Agreement.

                                  ARTICLE II.
                                PURCHASE AND SALE

         2.1 CLOSING. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, the number of Shares equal to such Purchaser's Subscription Amount divided by the Per Share Purchase Price. The Closing shall take place at the offices of Bryan Cave LLP, 1290 Avenue of the Americas, New York, NY 10104 on the Closing Date or at such other location or time as the parties may agree.

         2.2 CLOSING DELIVERIES.

                  (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following (the "COMPANY DELIVERABLES"):

                           (i) a certificate evidencing a number of Shares equal
to such Purchaser's Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser or in the name of the Purchaser's nominee;

                           (ii) the legal opinion of Company Counsel, in agreed
form, addressed to the Purchasers; and

                           (iii) the Non Disclosure Agreement, Registration
Rights Agreement, duly executed by the Company.

                  (b) At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the "PURCHASER DELIVERABLES"):

                           (i) its Subscription Amount , in United States
dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose; and

                           (ii) the Non Disclosure Agreement, Registration
Rights Agreement, duly executed by such Purchaser.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

         3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth in the SEC Reports or in the Private Placement Memorandum of the Company dated May 7, 2004 with respect to the Shares (the "Memorandum") or under the


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corresponding section of the Disclosure Schedules delivered concurrently herewith, the Company hereby makes the following representations and warranties as of the date hereof and as of the Closing Date to each Purchaser:

                  (a) SUBSIDIARIES. The Company has no direct or indirect subsidiaries. The Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any Lien and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. If the Company has no subsidiaries, then references in the Transaction Documents to the "SUBSIDIARIES" will be disregarded.

                  (b) ORGANIZATION AND QUALIFICATION. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

                  (c) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and assuming each Transaction Document is a valid and binding obligation of each Purchaser, enforceable against each Purchaser in accordance with its terms, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors' rights generally and (ii) insofar as the remedies of specific performance, injunctive relief or other equitable remedies may be unavailable and (iii) as the enforcement thereof may be limited by public policy. No representation or warranty is made hereby concerning the enforceability or valid and binding nature of Section 5 of the Registration Rights Agreement and Section 4.8 of this Agreement insofar as such indemnification relates to federal security law matters.

                  (d) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or


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violate any provision of the Company's or any Subsidiary's certificate of incorporation or bylaws, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (assuming the accuracy of the Purchasers' representations and warranties in Section 3.2, including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not reasonably be expected to result in a Material Adverse Effect.

                  (e) FILINGS, CONSENTS AND APPROVALS. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of the Registration Statement, one or more Forms D with respect to the Shares as required under Regulation D of the Securities Act, the application(s) to each Trading Market for the listing of the Shares for trading thereon in the time and manner required thereby, and applicable Blue Sky filings, (ii) such as have already been obtained or waived or such exemptive filings as are required to be made under applicable securities laws and (iii) those which if not obtained, made or given would not be reasonably expected to have a Material Adverse Effect.

                  (f) ISSUANCE OF THE SECURITIES. The Securities are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement.

                  (g) CAPITALIZATION. The capitalization of the Company is as described in the Company's most recent periodic report filed with the Commission. The Company has not issued any capital stock since such filing other than pursuant to the exercise of employee stock options under the Company's stock option plans. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other


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securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

                  (h) SEC REPORTS; FINANCIAL STATEMENTS. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC REPORTS" and, together with the Disclosure Schedules to this Agreement, the "DISCLOSURE MATERIALS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                  (i) MATERIAL CHANGES. Since the date of the latest audited financial statements included within the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) liabilities incurred in the ordinary course of business consistent with past practice and
(B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) except as required by applicable law or GAAP, the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

                  (j) LITIGATION. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the Knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "ACTION") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, reasonably


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be expected to result in a Material Adverse Effect. Neither the Company nor any
Subsidiary, nor, to the Company's Knowledge, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been and, to the Knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or, to the Company's Knowledge, any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                  (k) LABOR RELATIONS. No material labor dispute exists or, to the Knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

                  (l) COMPLIANCE. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i),
(ii) and (iii) as would not reasonably be expected to result in a Material Adverse Effect.

                  (m) REGULATORY PERMITS. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (n) TITLE TO ASSETS. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance in all material respects.

                  (o) PATENTS AND TRADEMARKS. The Company or its Subsidiaries have exclusive ownership or a valid license to use all patent, copyright, trade secret, trademark or other proprietary rights that are used in the business of the Company and are material to the Company and its Subsidiaries taken as a


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whole (collectively, "INTELLECTUAL PROPERTY"). All of such material patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance in all material respects with all applicable provisions of law and administrative regulations in the United States and all such jurisdictions.

                  All material licenses or other material agreements under which
(i) the Company or any Subsidiary is granted rights in Intellectual Property and
(ii) the Company or any Subsidiary has granted rights to others in Intellectual Property owned or licensed by the Company or any Subsidiary, are in full force and effect except where the failure to be in full forCE would not be reasonably likely to have a Material Adverse Effect and there is no material default by the Company or any Subsidiary thereto.

                  No proceedings have been instituted or are pending which challenge in a material manner the rights of the Company or any Subsidiary in respect to the Company or any Subsidiary's right to the use of the Intellectual Property. The Company and each Subsidiary has the right to use, free and clear of material claims or rights of other persons, all of its customer lists, designs, computer software, systems, data compilations, and other information that are required for its products or its business as presently conducted.

                  The Company believes it and each Subsidiary has taken such reasonable steps as are required in accordance with sound business practice and business judgment to establish and preserve its ownership of all material copyright, trade secret and other proprietary rights with respect to its products and technology.

                  To the Knowledge of the Company, the present business, activities and products of the Company and each Subsidiary do not infringe any intellectual property of any other person, except where such infringement would not be reasonably likely to have a Material Adverse Effect. No material proceeding charging the Company or any Subsidiary with infringement of any adversely held Intellectual Property has been filed. The Company has not received or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would be reasonably likely to render any Intellectual Property invalid or inadequate to protect the interests of the Company or any Subsidiary, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would be reasonably likely to result in a Material Adverse Effect. To the Knowledge of the Company, the Company is not making unauthorized use of any material confidential information or trade secrets of any third party. To the Company's Knowledge, the activities of the Company or any Subsidiary or any employee on behalf of the Company or any Subsidiary do not violate any material agreements or arrangements known to the Company which any such employees have with other persons, if any.

                  (p) INSURANCE. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither


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the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  (q) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the Knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company and (iv) those not required to be disclosed in the SEC Reports.

                  (r) INTERNAL ACCOUNTING CONTROLS. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-K or 10-Q, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures in accordance with Item 307 of Regulation S-K under the Exchange Act for the Company's most recently ended fiscal quarter or fiscal year-end (such date, the "EVALUATION DATE"). The Company presented in its most recently filed Form 10-K or Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 308(c) of Regulation S-K under the Exchange Act) or, to the Company's Knowledge, in other factors that could significantly affect the Company's internal controls.

                  (s) CERTAIN FEES. Other than the fees and expenses of Roth Capital Partners LLC which shall be paid by the Company and the fees of America's Growth Capital (which fees shall be paid by Roth Capital Partners
LLC), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation arising


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

out of any act or omission of the Company with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

                  (t) PRIVATE PLACEMENT. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

                  (u) INVESTMENT COMPANY. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (v) REGISTRATION RIGHTS. Except as set forth in SCHEDULE 3.1(V), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

                  (w) FORM S-3 ELIGIBILITY. The Company is eligible to register the resale of its Common Stock by the Purchasers under Form S-3 promulgated under the Securities Act.

                  (x) LISTING AND MAINTENANCE REQUIREMENTS. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                  (y) APPLICATION OF TAKEOVER PROTECTIONS. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                  (z) DISCLOSURE. The Company confirms that, neither the Company nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information other than the Memorandum. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company.

                  (aa) NO INTEGRATED OFFERING. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

                  (bb) SOLVENCY. Based on the financial condition of the Company as of the Closing Date but taking into account the proceeds of the offering contemplated hereby to be received by the Company, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

         Each Purchaser acknowledges and agrees that the Company does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this
Section 3.1.

         3.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

                  (a) ORGANIZATION; AUTHORITY. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the Transaction Documents and performance of the transactions contemplated by the Transaction Documents has been duly authorized by all necessary corporate action on the part of such Purchaser. Each Transaction Document to which it is party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

                  (b) INVESTMENT INTENT. Such Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                  (c) UNDERSTANDING OF RISK. Such Purchaser recognizes that an investment in the Company involves substantial risks. Such Purchaser has taken full cognizance of and understands all of the risks related to the purchase of the Securities. Such Purchaser acknowledges that it has carefully considered and has, to the extent such Purchaser believes such discussion necessary, discussed with such Purchaser's professional, legal, financial and tax advisers, the suitability of an investment in the Company for such Purchaser's particular financial and tax situation and has determined that the Securities are a suitable investment for him.

                  (d) AVAILABILITY OF INFORMATION. Such Purchaser acknowledges that it has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the Transaction Documents and its investment in the Company. Any questions raised by such Purchaser have been answered to the satisfaction of such Purchaser. The Company has made available to such Purchaser all documents and information that such Purchaser has requested relating to an investment in the Company.

                  (e) MEMORANDUM. Such Purchaser acknowledges receipt of the Memorandum and the documents incorporated by reference therein.

                  (f) EXPERIENCE OF PURCHASER. Such Purchaser acknowledges that by reason of business or financial experience, or that of such Purchaser's professional advisors, such Purchaser is capable of evaluating information and data relating the Company's industry and the merits and risks of an investment in the Company and of protecting its own interest in connection with an investment in the Company and that it is able to bear the economic risk of such investment in the Company.

                  (g) RESALE OF SECURITIES. Such Purchaser acknowledges that no representations or promises have been made concerning the marketability or value of the Securities. The Company has not agreed with or represented to such Purchaser that the Securities will be purchased or redeemed from such Purchaser at any time in the future or otherwise qualified for sale under applicable securities laws, except that the Company and such Purchaser have agreed to enter into the Registration Rights Agreement. Such Purchaser understands that the Commission has taken the position that persons who offer to sell restricted securities such as the Securities without reliance on Rule 144 under the Securities Act are to be on notice that, in view of the broad remedial purposes of the Securities Act and of public policy which supports registration, they will have a substantial burden of proof establishing that an exemption from registration is available for such offers or sales. In view of the above restrictions and those set forth in Section 4.1, such Purchaser may be required to bear the economic risk of its investment in the Company for an indefinite period of time.

                  (h) CERTAIN TRADING ACTIVITIES. Such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales involving the Company's securities) since the time that such Purchaser was first contacted by the Company, Roth Capital Partners, LLC or America's Growth Capital regarding an investment in the Company. For purposes of this Section, "SHORT SALES" include, without limitation, all "short sales" as defined in Rule 3b-3 of the Exchange Act and include all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers having the effect of hedging the securities or investment made under this Agreement. Such Purchaser covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

                  (i) LIMITED OWNERSHIP. The purchase by such Purchaser of the Securities issuable to it at the Closing will not result in such Purchaser (individually or together with other Person with whom such Purchaser has identified, or will have identified, itself as part of a "group" in a public filing made with the Commission involving the Company's securities) acquiring, or obtaining the right to acquire, in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred. Such Purchaser does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of the Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred.

                  (j) INDEPENDENT INVESTMENT DECISION. Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser's business and/or legal counsel in making such decision. Such Purchaser has not relied on the business or legal advice of Roth Capital Partners, LLC or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.

                  (k) PURCHASER STATUS. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

         The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this
Section 3.2.

                                  ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

        4.1 TRANSFER RESTRICTIONS.

                  (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of a Purchaser or in connection with a pledge as contemplated in
Section 4.1(b), the Company may require the transferor thereof to provide to the

Company an opinion of counsel reasonably satisfactory to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                  (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES
             AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

                  The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Notwithstanding the foregoing, such pledged Securities shall remain subject to all of the restrictions on transfer set forth in this Agreement, and the pledgee shall agree in writing to be bound by the terms hereof. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

                  (c) Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Shares pursuant to Rule 144, or (iii) the Company receives an opinion of counsel reasonably satisfactory to the Company to the effect that such Shares are eligible for sale under Rule 144(k), or (iv) the Company receives an opinion of counsel reasonably satisfactory to it to the effect that such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall use its reasonable best efforts to cause the Company's transfer agent promptly after the Effective Date to effect the removal of the legend hereunder. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than five Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Shares issued with a restrictive legend (a "LEGEND REMOVAL DATE"), deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

                  (d) In addition to a Purchaser's other available remedies, the Company shall pay to such Purchaser, in cash, as liquidated damages and not as a penalty, for each $1,000 of Shares (based on the Closing Price of the Common Stock on the date such Securities are submitted to the Company's transfer agent) submitted for legend removal by a Purchaser pursuant to and in accordance with
Section 4.1(c), $5 per Trading Day (increasing to $10 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the applicable Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

                  (e) Each Purchaser, severally and not jointly, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

         4.2 FURNISHING OF INFORMATION. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the reasonable request of any such holder of Securities, the Company shall deliver to such holder a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

         4.3 INTEGRATION. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

         4.4 SECURITIES LAWS DISCLOSURE; PUBLICITY. The Company shall, on the Business Day following the date of this Agreement, issue a press release reasonably acceptable to Roth Capital Partners, LLC disclosing the transactions contemplated hereby and make such other filings and notices in the manner and time required by the Commission. The Company and Roth Capital Partners, LLC shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and no Purchaser or Roth Capital Partners LLC, as the case may be, shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law or the rules of any Trading Market, in which case the Purchaser or Roth Capital Partners LLC, as the case may be, shall promptly provide the Company with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and
(ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause (i) or (ii).

         4.5 SHAREHOLDERS RIGHTS PLAN. No claim will be made or enforced by the Company or any other Person acting on the Company's behalf that any Purchaser is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, solely by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

         4.6 NON-PUBLIC INFORMATION. The Company covenants and agrees that following the date hereof, neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         4.7 USE OF PROCEEDS. The Company shall use the net proceeds from the sale of the Securities hereunder for general corporate purposes, including working capital and not for the satisfaction of any portion of the Company's debt (other than payment of liabilities in the ordinary course of the Company's business), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

         4.8 INDEMNIFICATION OF PURCHASERS. The Company will indemnify and hold the Purchasers and their directors, trustees, officers, shareholders, partners, employees and agents (each, a "PURCHASER PARTY") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur ("LOSSES") as a result of or relating to: (a) any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents; or (b) any cause of action, suit or claim brought or made against such Purchaser Party and arising solely out of or solely resulting from the execution, delivery, performance or enforcement of this Agreement or any of the other Transaction Documents and without causation by any other activity, obligation, condition or liability pertaining to such Purchaser. The Company shall not be liable for any indemnity pursuant to this Section 4.8 until the aggregate of all Losses incurred by the Purchaser Parties as a result of such misrepresentation, breach, inaccuracy, cause of action, suit or claim exceeds $50,000, at which time the Company shall be liable to indemnify the Purchaser Parties for the full amount of such Losses relating back to dollar one. The Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred upon presentation of reasonably evidence thereof. The Purchaser Parties shall notify the Company in writing promptly upon becoming aware of any fact or circumstance which might give rise to indemnification pursuant to this Section 4.8. The Company shall be entitled to control the defense of any action for which any Purchaser Party claims or may claim indemnification pursuant to this Section 4.8, with counsel of the Company's own choosing. No Purchaser Party shall settle or compromise any action for which it has claimed indemnification pursuant to this Section 4.8 without the prior written consent of the Company.

         4.9 RESERVATION OF COMMON STOCK. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement.

         4.10 LISTING OF COMMON STOCK.The Company hereby agrees to use commercially reasonable efforts to maintain the listing of the Common Stock on the Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to list the applicable Shares on the Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Shares, and will take such other action as is necessary or desirable in the reasonable opinion of the Purchasers to cause the Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

                                   ARTICLE V.
                         CONDITIONS PRECEDENT TO CLOSING

         5.1 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASERS TO PURCHASE SECURITIES. The obligation of each Purchaser to acquire Securities at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained herein shall be true and correct as of the date when made and as of the Closing as though made on and as of such date except where such failure would not reasonably be expected to result in a Material Adverse Effect;

                  (b) PERFORMANCE. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

                  (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

                  (d) ADVERSE CHANGES. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect;

                  (e) NO SUSPENSIONS OF TRADING IN COMMON STOCK; LISTING. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market;

                  (f) COMPANY DELIVERABLES. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a); and

                  (g) TIMING. The Closing shall have occurred no later than May 21, 2004.

         5.2 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY TO SELL SECURITIES. The obligation of the Company to sell Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties each Purchaser contained herein shall be true and correct as of the date when made and as of the Closing as though made on and as of such date except where such failure would not reasonably be expected to result in a Material Adverse Effect;

                  (b) PERFORMANCE. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing;

                  (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

                  (d) PURCHASERS DELIVERABLES. Each Purchaser shall have delivered its Purchasers Deliverables in accordance with Section 2.2(b); and

                  (e) Timing. The Closing shall have occurred no later than May 21, 2004.

                                  ARTICLE VI.
                                  MISCELLANEOUS

         6.1 FEES AND EXPENSES. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

         6.2 ENTIRE AGREEMENT. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         6.3 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

         6.4 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         6.5 CONSTRUCTION. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         6.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers".

         6.7 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8.

         6.8 GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court or that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         6.9 SURVIVAL. The representations, warranties, agreements and covenants contained herein shall survive the Closing and delivery of the Shares.

         6.10 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         6.11 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         6.12 REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

         6.13 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         6.14 PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         6.15 INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through Bryan Cave LLP. Bryan Cave LLP does not represent the Purchasers in this transaction but only Roth Capital Partners, the placement agent that introduced the Company to the Purchasers. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

         6.16 LIMITATION OF LIABILITY. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that all liabilities of Janus Investment Fund ("Janus") and William Blair Funds ("Blair"), each a registered investment company, arising directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of Janus or Blair, as the case may be, and that no trustee, officer or holder of shares of beneficial interest of Janus or Blair, as the case may be, shall be personally liable for any liabilities of Janus or Blair, as the case may be. The Declaration of Trust of Janus and Blair, each of which is on file with the Commonwealth of Massachusetts, describe the responsibilities and liabilities of such parties.

                            (SIGNATURE PAGE FOLLOWS)

                  IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                            THE ULTIMATE SOFTWARE GROUP, INC.


                                            By: /s/
                                               ---------------------------------
                                            Name:
                                            Title:

                                            ADDRESS FOR NOTICE:
                                            2000 Ultimate Way
                                            Weston, Florida 33326
                                            Attn: Mitchell Dauerman
                                            Tel:  (954) 331-7069
                                            Fax: (954) 331-7269


With a copy to:                             Dewey Ballantine LLP
                                            1301 Avenue of the Americas
                                            New York, NY 10019
                                            Tel: (212) 259-8000
                                            Fax: (212) 259-6333
                                            Attn:  James A. FitzPatrick, Jr.

                           [SIGNATURE PAGE CONTINUES]

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

                                NAME OF INVESTOR


                                By: /s/
                                   --------------------------------------------
                                         Name:
                                         Title:

                                Subscription Amount: $
                                                      --------------------------

                                Number of Shares:
                                                 -------------------------------

                                Tax ID No.:
                                            ------------------------------------


                                ADDRESS FOR NOTICE

                                c/o:
                                     -------------------------------------------

                                Street:
                                        ----------------------------------------

                                City/State/Zip:
                                                --------------------------------

                                Attention:
                                           -------------------------------------

                                Tel:
                                         ---------------------------------------

                                Fax:
                                         ---------------------------------------




                                DELIVERY INSTRUCTIONS
                                (IF DIFFERENT FROM ABOVE)

                                c/o:
                                     -------------------------------------------

                                Street:
                                       -----------------------------------------

                                City/State/Zip:
                                                --------------------------------

                                Attention:
                                           -------------------------------------

                                Tel:
                                         ---------------------------------------






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